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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 6, 2005


                       UNIVERSAL AMERICAN FINANCIAL CORP.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


        NEW YORK                       0-11321                    11-2580136
--------------------------     ------------------------      -------------------
(State of incorporation or     (Commission File Number)       (I.R.S. Employer
      organization)                                          Identification No.)



                       SIX INTERNATIONAL DRIVE, SUITE 190
                            RYE BROOK, NEW YORK 10573
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               (Address of Principal Executive Offices) (Zip Code)

                                 (914) 934-5200
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              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01. REGULATION FD DISCLOSURE

         Universal American Financial Corp. ("Universal American") has reiterated earnings guidance for 2005 in the range of $1.17 to $1.24 per diluted share, and second quarter 2005 earnings guidance of $.28 to $.30 per diluted share, excluding realized gains, reduced by the increased expenses that Universal American will incur to prepare for the implementation of its Medicare Part D prescription drug program, estimated to be $.05-$.07 per share for the balance of the year. The per share earnings guidance does not reflect the potential dilutive effect of issuances of common stock under Universal American's shelf registration statement.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including references to all previously furnished exhibits, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


         Portions of the information in this Current Report on Form 8-K and certain oral statements made from time to time by representatives of Universal American may be considered "forward-looking statements" within the meaning of the Federal securities laws and the Private Securities Litigation Reform Act of 1995, as amended. Universal American intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, Universal American's future economic performance, plans and objectives for future operations, projections of revenue and other financial items, and references to the estimate of the accretion from recent acquisitions. Forward-looking statements can be identified by the use of words such as "prospects," "outlook," "believes," "estimates," "intends," "may," "will," "should," "anticipates," "expects" or "plans," or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond Universal American's ability to control or predict with accuracy and some of which Universal American might not even anticipate. Although Universal American believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Future events and actual results, financial and otherwise,
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may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

         Important factors that may cause actual results to differ materially from forward-looking statements include, but are not limited to, the risks and uncertainties contained in Universal American's filing with the Securities and Exchange Commission, including, without limitation, Universal American's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Universal American assumes no obligation to update and supplement any forward-looking statements that may become untrue because of subsequent events, whether as a result of new information, future events or otherwise.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL AMERICAN FINANCIAL CORP.



                                    By: /s/ Robert A. Waegelein
                                        ----------------------------
                                        Robert A. Waegelein
                                        Executive Vice President and
                                        Chief Financial Officer


Date: June 6, 2005